UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2010

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 16, 2010, Chemtura Corporation (“Chemtura”) issued a press release announcing the pricing of a senior secured term loan in the principal amount of $295 million.  The term loan will be funded at 99.0% of its principal amount and will bear interest at a rate per annum equal to the then current reserve adjusted LIBO rate (with a floor of 1.5%) plus a margin of 4.0%, or, at the Company’s election, at a rate per annum equal to a floating base rate plus a margin of 3.0%.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated August 16, 2010.

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

August 16, 2010	By:	/s/ Billie S. Flaherty
Name: Billie S. Flaherty
Title: SVP, General Counsel & Secretary

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release dated August 16, 2010.